Exhibit 99.1

Investor Relations:	Alexandra Lynn
(617) 747-3300 ir@amg.com

Media Relations:	Laura O’Brien
(617) 747-3300
pr@amg.com

AMG Reports Financial and Operating Results

for the Third Quarter and Nine Months Ended September 30, 2012

Company Reports Economic EPS of $1.91; EPS of $1.04

BOSTON, October 31, 2012 – Affiliated Managers Group, Inc. (NYSE: AMG) today reported its financial and operating results for the third quarter and nine months ended September 30, 2012.

For the third quarter of 2012, Economic earnings per share (“Economic EPS”) were $1.91, compared to $1.55 for the same period of 2011, while diluted earnings per share for the third quarter of 2012 were $1.04, compared to $0.76 for the same period of 2011.  For the third quarter of 2012, Economic net income was $101.2 million, compared to $82.1 million for the same period of 2011.  For the third quarter of 2012, Net income was $54.9 million, compared to $40.1 million for the same period of 2011.  (Economic EPS and Economic net income are defined in the attached tables.)

For the third quarter of 2012, revenue was $467.3 million, compared to $413.8 million for the same period of 2011.  For the third quarter of 2012, EBITDA was $133.5 million, compared to $112.9 million for the same period of 2011.

For the nine months ended September 30, 2012, Economic net income was $272.3 million, while EBITDA was $361.2 million. For the same period, Net income was $98.9 million, on revenue of $1.3 billion.  For the nine months ended September 30, 2011, Economic net income was $258.5 million, while EBITDA was $355.0 million. For the same period, Net income was $124.6 million, on revenue of $1.3 billion.

Net client cash flows for the third quarter of 2012 were $10.9 billion. The aggregate assets under management of AMG’s affiliated investment management firms were approximately $416 billion at September 30, 2012.

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“With over $25 billion in net client cash flows in 2012 to date, including $11 billion in the third quarter, AMG continues to generate outstanding organic growth,” stated Sean M. Healey, AMG’s Chairman and Chief Executive Officer.  “We were pleased to report Economic earnings per share of $1.91 for the quarter, representing growth of 23% over the same period of 2011 and reflecting excellent execution across all aspects of our growth strategy, including the strong investment performance and organic growth of our extant Affiliates as well as the addition of two new Affiliates, Yacktman and Veritable, and a significant incremental investment in BlueMountain.”

“Our global distribution strategy continues to contribute strong client inflows, as we are seeing ongoing demand from global institutional clients for differentiated global and emerging markets equity and alternative products, which generate approximately 70% of our earnings,” Mr. Healey added.  “This client demand is driving strong new business momentum through all channels and regions – now including newer regions such as Asia, in addition to the Middle East, Europe, and Australia.  With the ongoing success of our distribution platform, investing in this area remains a strategic priority for AMG, and we will continue to focus on enhancing our Affiliates’ ability to attract and service clients around the world.”

“Finally, the transaction environment remains highly favorable for us, and we continue to pursue investments in an array of outstanding traditional and alternative specialists,” Mr. Healey concluded.  “With a proven track record of successful partnerships spanning nearly two decades, and outstanding financial flexibility, AMG has an unparalleled competitive position, and we remain confident in our prospects for meaningful earnings growth through accretive investments in new Affiliates going forward.”

About Affiliated Managers Group

AMG is a global asset management company with equity investments in leading boutique investment management firms.  AMG’s innovative partnership approach allows each Affiliate’s management team to own significant equity in their firm while maintaining operational autonomy.  AMG’s strategy is to generate growth through the internal growth of existing Affiliates, as well as through investments in new Affiliates.  In addition, AMG provides centralized assistance to its Affiliates in strategic matters, marketing, distribution, product development and operations.  As of September 30, 2012, the aggregate assets under management of AMG’s Affiliates were approximately $416 billion across a broad range of investment styles, asset classes and distribution channels.  For more information, please visit the Company’s website at www.amg.com.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws.  Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including changes in the securities or financial markets or in general economic conditions, the availability of equity and debt financing, competition for acquisitions of interests in investment management firms, the ability to close pending investments, the investment performance of our Affiliates and their ability to effectively market their investment strategies, and other risks detailed from time to time in AMG’s filings with the Securities and Exchange Commission.  Reference is hereby made to the “Risk Factors” set forth in the Company’s Form 10-K for the year ended December 31, 2011.

AMG routinely posts information that may be significant for investors in the Investor Relations section of its website, and encourages investors to consult that section regularly.  For additional information, please visit www.amg.com.

Financial Tables Follow

A teleconference will be held with AMG’s management at 11:00 a.m. Eastern time today.  Parties interested in listening to the teleconference should dial 1-877-407-9210 (domestic calls) or 1-201-689-8049 (international calls) starting at 10:45 a.m. Eastern time.  Those wishing to listen to the teleconference should dial the appropriate number at least ten minutes before the call begins.

The teleconference will also be available for replay beginning approximately one hour after the conclusion of the call.  To hear a replay of the call, please dial 1-877-660-6853 (domestic calls) or 1-201-612-7415 (international calls) and provide conference ID 402401.  The live call and replay of the session, and additional financial information referenced during the teleconference, can also be accessed via the Web at http://www.amg.com/InvestorRelations/.

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Affiliated Managers Group, Inc.

Financial Highlights

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	9/30/11	9/30/12

Revenue	$413.8	$467.3

Net income (controlling interest)	$40.1	$54.9

Economic net income (A)	$82.1	$101.2

EBITDA (B)	$112.9	$133.5

Average shares outstanding - diluted	53.0	53.0

Earnings per share - diluted	$0.76	$1.04

Average shares outstanding - adjusted diluted (C)	53.0	53.0

Economic earnings per share (C)	$1.55	$1.91

	December 31, 2011	September 30, 2012

Cash and cash equivalents	$449.5	$372.6

Senior bank debt	$250.0	$445.0

Senior notes (D)	$—	$200.0

Senior convertible securities (E)	$435.6	$446.5

Junior convertible trust preferred securities (E)	$512.6	$514.8

Stockholders’ equity	$1,866.0	$1,931.0

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Affiliated Managers Group, Inc.

Financial Highlights

(in millions, except per share data)

	Nine Months	Nine Months
	Ended	Ended
	9/30/11	9/30/12

Revenue	$1,302.4	$1,314.5

Net income (controlling interest) (F)	$124.6	$98.9

Economic net income (A)	$258.5	$272.3

EBITDA (B)	$355.0	$361.2

Average shares outstanding - diluted	53.2	52.9

Earnings per share - diluted (F)	$2.34	$1.87

Average shares outstanding - adjusted diluted (C)	53.2	52.9

Economic earnings per share (C)	$4.86	$5.15

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Affiliated Managers Group, Inc.

Reconciliations of Earnings Per Share Calculation

(in millions, except per share data)

	Three Months	Three Months
	Ended	Ended
	9/30/11	9/30/12

Net income (controlling interest)	$40.1	$54.9
Convertible securities interest expense, net (G)	—	—
Net income (controlling interest), as adjusted	$40.1	$54.9

Average shares outstanding - diluted	53.0	53.0

Earnings per share - diluted	$0.76	$1.04

	Nine Months	Nine Months
	Ended	Ended
	9/30/11	9/30/12

Net income (controlling interest) (F)	$124.6	$98.9
Convertible securities interest expense, net (G)	—	—
Net income (controlling interest), as adjusted	$124.6	$98.9

Average shares outstanding - diluted	53.2	52.9

Earnings per share - diluted (F)	$2.34	$1.87

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Affiliated Managers Group, Inc.

Reconciliations of Average Shares Outstanding

(in millions)

	Three Months	Three Months
	Ended	Ended
	9/30/11	9/30/12

Average shares outstanding - diluted	53.0	53.0
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	53.0	53.0

	Nine Months	Nine Months
	Ended	Ended
	9/30/11	9/30/12

Average shares outstanding - diluted	53.2	52.9
Assumed issuance of 2008 Senior Convertible Notes shares	—	—
Assumed issuance of Trust Preferred shares	—	—
Dilutive impact of 2008 Senior Convertible Notes shares	—	—
Dilutive impact of Trust Preferred shares	—	—
Average shares outstanding - adjusted diluted (C)	53.2	52.9

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Assets Under Management

Statement of Changes - Quarter to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, June 30, 2012	$108,514	$223,767	$52,284	$384,565
Client cash inflows	10,227	11,434	3,138	24,799
Client cash outflows	(6,813)	(4,410)	(2,717)	(13,940)
Net client cash flows	3,414	7,024	421	10,859
Investment performance	6,052	13,303	2,177	21,532
Other (I)	(128)	(338)	(376)	(842)
Assets under management, September 30, 2012	$117,852	$243,756	$54,506	$416,114

Statement of Changes - Year to Date

	Mutual Fund	Institutional	High Net Worth	Total

Assets under management, December 31, 2011	$85,222	$205,658	$36,582	$327,462
New investments (H)	14,773	13	13,219	28,005
Client cash inflows	25,485	33,303	8,177	66,965
Client cash outflows	(17,596)	(17,863)	(6,434)	(41,893)
Net client cash flows	7,889	15,440	1,743	25,072
Investment performance	10,142	23,398	3,340	36,880
Other (I)	(174)	(753)	(378)	(1,305)
Assets under management, September 30, 2012	$117,852	$243,756	$54,506	$416,114

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Affiliated Managers Group, Inc.

Operating Results

(in millions)

Financial Results

	Three		Three
	Months		Months
	Ended	Percent	Ended	Percent
	9/30/11	of Total	9/30/12	of Total
Revenue
Mutual Fund	$179.0	43%	$208.3	45%
Institutional	199.6	48%	210.7	45%
High Net Worth	35.2	9%	48.3	10%
	$413.8	100%	$467.3	100%

EBITDA (B)
Mutual Fund	$38.1	34%	$46.4	35%
Institutional	64.1	57%	73.3	55%
High Net Worth	10.7	9%	13.8	10%
	$112.9	100%	$133.5	100%

	Nine		Nine
	Months		Months
	Ended	Percent	Ended	Percent
	9/30/11	of Total	9/30/12	of Total
Revenue
Mutual Fund	$555.7	43%	$557.4	42%
Institutional	640.6	49%	636.8	49%
High Net Worth	106.1	8%	120.3	9%
	$1,302.4	100%	$1,314.5	100%

EBITDA (B)
Mutual Fund	$121.0	34%	$119.9	33%
Institutional	213.1	60%	207.0	57%
High Net Worth	20.9	6%	34.3	10%
	$355.0	100%	$361.2	100%

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Affiliated Managers Group, Inc.

Reconciliations of Performance and Liquidity Measures

(in millions)

	Three Months	Three Months
	Ended	Ended
	9/30/11	9/30/12

Net income (controlling interest)	$40.1	$54.9
Intangible amortization and impairments	26.9	29.9
Intangible-related deferred taxes	10.4	11.7
Imputed interest and contingent payment arrangements	4.3	4.0
Affiliate equity expense	0.4	0.7
Economic net income (A)	$82.1	$101.2

Cash flow from operations	$242.2	$211.1
Interest expense, net of non-cash items	16.3	19.7
Current tax provision	1.9	8.8
Income from equity method investments, net of distributions	(9.0)	8.8
Changes in assets and liabilities and other adjustments	(138.5)	(114.9)
EBITDA (B)	$112.9	$133.5
Holding company expenses	18.9	22.0
EBITDA Contribution	$131.8	$155.5

	Nine Months	Nine Months
	Ended	Ended
	9/30/11	9/30/12

Net income (controlling interest) (F)	$124.6	$98.9
Intangible amortization and impairments	80.9	184.1
Intangible-related deferred taxes	36.2	0.1
Imputed interest and contingent payment arrangements	13.1	(12.7)
Affiliate equity expense	3.7	1.9
Economic net income (A)	$258.5	$272.3

Cash flow from operations	$549.9	$447.1
Interest expense, net of non-cash items	49.4	53.1
Current tax provision	31.9	31.1
Income from equity method investments, net of distributions	(45.6)	(5.5)
Changes in assets and liabilities and other adjustments	(230.6)	(164.6)
EBITDA (B)	$355.0	$361.2
Holding company expenses	61.0	65.9
EBITDA Contribution	$416.0	$427.1

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Affiliated Managers Group, Inc.

Consolidated Statements of Income

(in millions, except per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2012	2011	2012

Revenue	$413.8	$467.3	$1,302.4	$1,314.5

Operating expenses:
Compensation and related expenses	168.9	196.8	544.9	565.9
Selling, general and administrative	83.5	93.9	261.6	267.7
Intangible amortization and impairments (J)	22.1	24.0	66.3	169.1
Depreciation and other amortization	4.0	3.5	11.6	10.6
Other operating expenses	9.3	9.4	27.1	27.7
	287.8	327.6	911.5	1,041.0
Operating income	126.0	139.7	390.9	273.5

Non-operating (income) and expenses:
Investment and other (income) loss	9.5	(6.9)	6.8	(20.3)
Income from equity method investments	(9.8)	(19.4)	(40.1)	(47.3)
Interest expense	18.1	21.8	55.6	58.8
Imputed interest expense and contingent payment arrangements (K)	8.3	6.7	24.9	(35.7)
	26.1	2.2	47.2	(44.5)

Income before income taxes	99.9	137.5	343.7	318.0

Income taxes (L)	19.8	19.4	73.2	46.0
Net income	80.1	118.1	270.5	272.0

Net income (non-controlling interests)	(40.0)	(63.2)	(145.9)	(173.1)
Net income (controlling interest) (F)	$40.1	$54.9	$124.6	$98.9

Average shares outstanding - basic	51.9	51.7	51.9	51.6
Average shares outstanding - diluted	53.0	53.0	53.2	52.9

Earnings per share - basic	$0.77	$1.06	$2.40	$1.92
Earnings per share - diluted (F)	$0.76	$1.04	$2.34	$1.87

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Affiliated Managers Group, Inc.

Consolidated Balance Sheets

(in millions)

	December 31,	September 30,
	2011	2012
Assets
Current assets:
Cash and cash equivalents	$449.5	$372.6
Investment advisory fees receivable	214.9	243.8
Investments in marketable securities	100.4	109.9
Unsettled fund share receivables	34.5	50.5
Prepaid expenses and other current assets	77.1	61.3
Total current assets	876.4	838.1

Fixed assets, net	69.1	72.4
Equity investments in Affiliates	615.8	935.8
Acquired client relationships, net	1,321.1	1,615.3
Goodwill	2,117.3	2,353.3
Other assets	219.2	215.9
Total assets	$5,218.9	$6,030.8

Liabilities and Equity
Current liabilities:
Accounts payable and accrued liabilities	$343.6	$309.7
Unsettled fund share payables	40.8	52.5
Payables to related party	33.2	10.7
Total current liabilities	417.6	372.9

Senior bank debt	250.0	445.0
Senior notes (D)	—	200.0
Senior convertible securities (E)	435.6	446.5
Junior convertible trust preferred securities (E)	512.6	514.8
Deferred income taxes	506.0	521.4
Other long-term liabilities	145.7	162.4
Total liabilities	2,267.5	2,663.0

Redeemable non-controlling interests	451.8	513.1

Equity:
Common stock	0.5	0.5
Additional paid-in capital	927.5	855.3
Accumulated other comprehensive income	50.0	66.0
Retained earnings	1,176.7	1,275.6
	2,154.7	2,197.4
Less treasury stock, at cost	(288.7)	(266.4)
Total stockholders’ equity	1,866.0	1,931.0

Non-controlling interests	633.6	923.7
Total equity	2,499.6	2,854.7
Total liabilities and equity	$5,218.9	$6,030.8

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Affiliated Managers Group, Inc.

Consolidated Statements of Cash Flow

(in millions)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2012	2011	2012
Cash flow from operating activities:
Net income	$80.1	$118.1	$270.5	$272.0
Adjustments to reconcile Net income to net cash flow from operating activities:
Intangible amortization and impairments	22.1	24.0	66.3	169.1
Amortization of issuance costs	1.8	2.0	6.2	5.7
Depreciation and other amortization	4.0	3.5	11.6	10.6
Deferred income tax provision	14.8	7.8	31.8	5.8
Imputed interest expense and contingent payment arrangements	8.3	6.7	24.9	(35.7)
Income from equity method investments, net of amortization	(9.8)	(19.4)	(40.1)	(47.3)
Distributions received from equity method investments	27.0	20.8	110.5	79.4
Tax benefit from exercise of stock options	—	0.7	0.8	1.4
Share-based compensation	7.3	8.0	19.3	24.1
Affiliate equity expense	1.9	2.3	9.1	9.4
Other adjustments	9.0	1.9	19.5	1.3
Changes in assets and liabilities:
(Increase) decrease in investment advisory fees receivable	37.1	2.4	18.2	(21.3)
Increase in prepaids and other current assets	(6.2)	(3.8)	(9.2)	(12.9)
(Increase) decrease in other assets	0.6	(1.6)	(1.7)	(2.5)
(Increase) decrease in unsettled fund shares receivable	32.0	(5.6)	(16.7)	(15.3)
Increase (decrease) in unsettled fund shares payable	(24.5)	4.4	7.0	10.7
Increase (decrease) in accounts payable, accrued liabilities and other long-term liabilities	36.7	38.9	21.9	(7.4)
Cash flow from operating activities	242.2	211.1	549.9	447.1

Cash flow used in investing activities:
Investments in Affiliates	—	(350.0)	(13.3)	(755.3)
Purchase of fixed assets	(3.9)	(4.9)	(8.3)	(9.9)
Purchase of investment securities	(39.4)	(2.7)	(48.4)	(13.8)
Sale of investment securities	0.5	3.6	10.9	31.1
Cash flow used in investing activities	(42.8)	(354.0)	(59.1)	(747.9)

Cash flow from (used in) financing activities:
Borrowings of senior bank debt	—	360.0	110.0	555.0
Repayments of senior bank debt	(85.0)	(360.0)	(360.0)	(360.0)
Issuance of senior notes	—	200.0	—	200.0
Issuance of common stock	0.3	23.3	21.2	45.7
Repurchase of common stock	(48.0)	—	(48.0)	(60.9)
Issuance costs	(0.8)	(6.0)	(8.5)	(6.0)
Excess tax benefit from exercise of stock options	—	6.9	4.9	11.6
Settlement of treasury lock	—	—	4.0	—
Note payments	(8.4)	(1.8)	(80.7)	(2.1)
Distributions to non-controlling interests	(34.6)	(18.0)	(115.6)	(137.7)
Affiliate equity issuances and repurchases	(6.8)	(2.2)	(6.7)	(25.1)
Cash flow from (used in) financing activities	(183.3)	202.2	(479.4)	220.5

Effect of foreign exchange rate changes on cash and cash equivalents	(4.0)	2.3	(1.4)	3.4
Net increase (decrease) in cash and cash equivalents	12.1	61.6	10.0	(76.9)
Cash and cash equivalents at beginning of period	311.2	311.0	313.3	449.5
Cash and cash equivalents at end of period	$323.3	$372.6	$323.3	$372.6

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Affiliated Managers Group, Inc.

Notes

(in millions, except per share data)

(A)

Under our Economic net income definition, we add to Net income (controlling interest) amortization (including equity method amortization and reductions in the carrying value of our intangible assets), deferred taxes related to intangible assets, non-cash imputed interest expense (principally related to the accounting for convertible securities and contingent payment arrangements) and Affiliate equity expense. We consider Economic net income an important measure of our financial performance, as we believe it best represents operating performance before non-cash expenses relating to the acquisition of interests in our affiliated investment management firms, and it is therefore employed as our principal performance benchmark. This non-GAAP performance measure is provided in addition to, but not as a substitute for, Net income; Economic net income is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

We add back amortization attributable to acquired client relationships (because this expense does not correspond to the changes in the value of these assets, which do not diminish predictably over time) and other reductions in the carrying value of acquired client relationships, including impairments. The portion of deferred taxes generally attributable to intangible assets (including goodwill) that are no longer amortized but continue to generate tax deductions is added back because we believe it is unlikely these accruals will be used to settle material tax obligations. We add back non-cash expenses relating to certain transfers of equity between Affiliate management partners when these transfers have no dilutive effect to shareholders.

(B)

EBITDA is defined as earnings before interest expense, income taxes, depreciation and amortization. This supplemental non-GAAP liquidity measure is provided in addition to, but not as a substitute for, cash flow from operations. As a measure of liquidity, we believe EBITDA is useful as an indicator of our ability to service debt, make new investments and meet working capital requirements. EBITDA, as calculated by us, may not be consistent with computations of EBITDA by other companies. In reporting EBITDA by segment, Affiliate expenses are allocated to a particular segment on a pro rata basis with respect to the revenue generated by that Affiliate in such segment.

(C)

Economic earnings per share represents Economic net income divided by the adjusted diluted average shares outstanding. In this calculation, the potential share issuance in connection with our convertible securities is measured using a “treasury stock” method. Under this method, only the net number of shares of common stock equal to the value of the contingently convertible securities and the junior convertible trust preferred securities in excess of par, if any, are deemed to be outstanding. We believe the inclusion of net shares under a treasury stock method best reflects the benefit of the increase in available capital resources (which could be used to repurchase shares of common stock) that occurs when these securities are converted and we are relieved of our debt obligation. This method does not take into account any increase or decrease in our cost of capital in an assumed conversion. Economic earnings per share is not a liquidity measure, and should not be used in place of liquidity measures calculated under GAAP.

(D)	In the third quarter of 2012, we sold $200.0 aggregate principal amount of 6.375% Senior Notes due 2042.

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(E)

We have bifurcated our convertible debt securities into their debt and equity components on our balance sheet. The principal amount at maturity of the senior convertible notes due 2038 was $460.0 at December 31, 2011 and September 30, 2012. The principal amount at maturity of the junior convertible trust preferred securities was $730.8 at December 31, 2011 and September 30, 2012, comprised of $300.0 due 2036 and $430.8 due 2037.

(F)

Excluding the valuation adjustments described further in Notes J and K, Net income (controlling interest) and Earnings per share - diluted would have been $137.8 and $2.61, respectively, for the nine months ended September 30, 2012.

(G)	Convertible securities interest expense, net, includes the interest expense, net of tax, associated with our dilutive convertible securities.

(H)	In the second quarter of 2012, we completed investments in Yacktman Asset Management Co. and Veritable, LP.

(I)

Other includes assets under management attributable to Affiliate product transitions, new investment client transitions and transfers of our interests in certain Affiliated investment management firms, the financial effects of which are not material to our ongoing results.

(J)

In the first and second quarters of 2012, we reduced the carrying value of certain of our indefinite-lived intangible assets and, accordingly, recorded pre-tax expenses of $8.7 and $93.5, respectively.

(K)

In the first and second quarters of 2012, we reduced our current estimate of our potential contingent payment obligations and, accordingly, recorded pre-tax gains of $9.9 and $47.4, respectively, (of which $5.0 and $34.6 were attributable to the controlling interest).

(L)	Our consolidated income tax provision includes taxes attributable to the controlling interest, and to a lesser extent, taxes attributable to non-controlling interests, as follows:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2011	2012	2011	2012
Current income taxes	$1.9	$8.8	$31.9	$31.1
Intangible-related deferred taxes	10.4	11.7	36.2	0.1
Other deferred taxes	6.2	(1.2)	(1.6)	4.9
Taxes attributable to controlling interest	18.5	19.3	66.5	36.1
Taxes attributable to non-controlling interests	1.3	0.1	6.7	9.9
Total income taxes	$19.8	$19.4	$73.2	$46.0

Income before taxes (controlling interest)	$58.6	$74.2	$191.1	$135.0

Effective tax rate*	31.6%	26.0%	34.8%	26.7%

* Taxes attributable to controlling interests divided by controlling interest share of the consolidated income before taxes.